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                                                    Exhibit 23.1b.











                       CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated August 25, 1997, accompanying the financial statements of the Dean Witter Select Equity Trust
Telecommunications Portfolio Series 1 included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.



DELOITTE & TOUCHE LLP




September 4, 1997
New York, New York